HEALTHCARE CAPITAL CORP.

                           SECOND AMENDED AND RESTATED

                                STOCK AWARD PLAN

                                    ARTICLE 1
                            ESTABLISHMENT AND PURPOSE

                  1.1 Establishment; Amendment and Restatement. HealthCare Capital Corp. ("Corporation") established the HealthCare Capital Corp. Stock Award Plan (the "Plan"), effective as of December 10, 1996, subject to shareholder approval as provided in Article 16 of the Plan. The Plan was previously amended and restated effective February 5, 1997, and is further amended and restated as set forth herein effective October 15, 1997.

                  1.2 Purpose. The purpose of the Plan is to promote and advance the interests of Corporation and its shareholders by enabling Corporation and its subsidiaries to attract, retain, and reward key employees, directors, and outside consultants. It is also intended to strengthen the mutuality of interests between such employees, directors, and outside consultants and Corporation's shareholders. The Plan is designed to meet this intent by offering stock options and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability, and financial success of Corporation.

                                    ARTICLE 2
                                   DEFINITIONS

                  2.1 Defined Terms. For purposes of the Plan, the following terms shall have the meanings set forth below:

                  "AWARD" means an award or grant made to a Participant of Options, Stock Appreciation Rights, Restricted Units, Performance Awards, or Other Stock-Based Awards pursuant to the Plan.

                  "AWARD  AGREEMENT"  means an agreement as described in Section
6.4 evidencing an Award granted under the Plan.

                  "BOARD" means the Board of Directors of Corporation.

                  "CODE" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code section shall be construed to refer to the successor provision to such Code section.

                  "CONSULTANT" means any consultant or adviser to Corporation or a Subsidiary who is not an employee of Corporation or a Subsidiary, but does not include any person involved in a capital-raising or investor relations activity on behalf of the Corporation.


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                  "CONTINUING  RESTRICTION"  means a  Restriction  contained  in
Sections 15.4, 15.6, and 15.7 of the Plan and any other Restrictions expressly designated by the Board in an Award Agreement as a Continuing Restriction.

                  "CORPORATION" means HealthCare Capital Corp., an Alberta, Canada, corporation, or any successor corporation.

                  "DISABILITY" means the condition of being "disabled" within the meaning of Section 22(e)(3) of the Code. However, the Board may change the foregoing definition of "Disability" or may adopt a different definition for purposes of specific Awards.

                  "DOLLARS" OR "$" means United States dollars.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, shall be construed to refer to successor provisions to such section or rule.

                  "FAIR MARKET VALUE" of a Share on a particular day means, without regard to any Restrictions, the mean between the reported high and low sale prices, or, if there is no sale on such day, the mean between the reported bid and asked prices, for that day, of Shares on that day or, if that day is not a trading day, the last prior trading day, on the principal securities exchange or automated securities interdealer quotation system on which such Shares shall have been traded.

                  "INCENTIVE STOCK OPTION" or "ISO" means any Option granted pursuant to the Plan that is intended to be and is specifically designated in its Award Agreement as an "incentive stock option" within the meaning of Section 422 of the Code.

                  "NONEMPLOYEE DIRECTOR" means a member of the Board who is not an employee of Corporation or a Subsidiary.

                  "NONQUALIFIED OPTION" or "NQO" means any Option granted pursuant to the Plan that is not an Incentive Stock Option.

                  "OPTION" means an ISO or an NQO.

                  "OTHER STOCK-BASED AWARD" means an Award as described in Section .

                  "PARTICIPANT" means an employee or Consultant of Corporation or a Subsidiary or a Nonemployee Director who is granted an Award under the Plan.

                  "PERFORMANCE AWARD" means an Award granted pursuant to the provisions of Article of the Plan, the Vesting of which is contingent on attaining one or more Performance Goals.


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                  "PERFORMANCE  CYCLE"  means a  designated  performance  period pursuant to the provisions of Section of the Plan.

                  "PERFORMANCE GOAL" means a designated performance objective pursuant to the provisions of Section of the Plan.

                  "PLAN" means this HealthCare Capital Corp. Stock Award Plan, as amended and restated as set forth herein and as it may be hereafter amended from time to time.

                  "REPORTING PERSON" means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

                  "RESTRICTED UNIT" means an Award of stock units representing Shares described in Section 9.1 of the Plan.

                  "RESTRICTION" means a provision in the Plan or in an Award Agreement which limits the exercisability or transferability, or which governs the forfeiture, of an Award or the Shares, cash, or other property payable pursuant to an Award.

                  "RETIREMENT" means:

                  (a) For Participants who are employees, retirement from active employment with Corporation and its Subsidiaries at or after age 65, or such earlier retirement date as approved by the Board for purposes of the Plan;

                  (b) For Participants who are Nonemployee Directors, termination of membership on the Board after attaining age 65, or such earlier retirement date as approved by the Board for purposes of the Plan; and

                  (c)  For   individual   Participants   who  are   Consultants,
         termination of service as a Consultant after attaining a retirement age specified by the Board for purposes of an Award to such Consultant.

However, the Board may change the foregoing definition of "Retirement" or may adopt a different definition for purposes of specific Awards.

                  "SHARES" means the Common Shares without nominal or par value of Corporation or any security of Corporation issued in substitution, exchange, or in lieu of such securities.

                  "STOCK APPRECIATION RIGHT" or "SAR" means an Award described in Article 8 of the Plan.

                  "STOCK OPTION PLAN" means the Corporation's incentive stock option plan adopted effective November 18, 1993.


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                  "SUBSIDIARY"  means a "subsidiary  corporation" of Corporation within the meaning of Section 425 of the Code, namely any corporation in which Corporation directly or indirectly controls 50 percent or more of the total combined voting power of all classes of stock having voting power.

                  "VEST" or "VESTED" means:

                  (a) In the case of an Award that requires  exercise,  to be or
         to  become   immediately   and  fully   exercisable  and  free  of  all
         Restrictions (other than Continuing Restrictions);

                  (b) In the case of an Award that is subject to forfeiture, to be or to become nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions);

                  (c) In the case of an Award that is required to be earned by attaining specified Performance Goals, to be or to become earned and nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions); or

                  (d) In the case of any other Award as to which payment is not dependent solely upon the exercise of a right, election, or option, to be or to become immediately payable and free of all Restrictions (except Continuing Restrictions).

                  2.2 Gender and Number. Except where otherwise indicated by the context, any masculine or feminine terminology used in the Plan shall also include the opposite gender; and the definition of any term in Section in the singular shall also include the plural, and vice versa.

                                    ARTICLE 3
                                 ADMINISTRATION

                  3.1 General. Except as provided in Section 3.2, the Plan shall be administered by the Board.

                  3.2 Committee. The Board may delegate administration of the Plan to a committee of two or more Nonemployee Directors. In the event the Board delegates administration to such a committee, the committee will have all the authority of the Board with respect to administration of the Plan, other than the authority to grant Awards to Nonemployee Directors, which authority shall reside exclusively with the Board, and subject to any additional limits on such delegation imposed by the Board.

                  3.3 Authority of the Board. The Board shall have full power and authority to administer the Plan in its sole discretion, including the authority to:

                  (a)  Construe and interpret the Plan and any Award Agreement;



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                  (b)  Promulgate,  amend,  and  rescind  rules  and  procedures relating to the implementation of the Plan;

                  (c) With respect to Participants:

                           (i) Select the employees,  Nonemployee Directors, and
                  Consultants who will be granted Awards;

                           (ii) Determine the number and types of Awards to be granted to each Participant;

                           (iii) Determine the number of Shares, or Share equivalents, to be subject to each Award;

                           (iv) Determine the option price, purchase price, base
                  price, or similar feature for any Award; and

                           (v) Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the Plan and subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

Decisions of the Board, or any delegate as permitted by the Plan, will be final, conclusive, and binding on all Participants.

                  3.4 Liability of Board Members. No member of the Board will be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Participant.

                  3.5 Costs of Plan. The costs and expenses of administering the Plan will be borne by Corporation.

                                    ARTICLE 4
               DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN

                  4.1 Duration of the Plan. The HealthCare Capital Corp. Stock Award Plan initially became effective December 10, 1996, subject to approval by Corporation's shareholders as provided in Article 16 of the Plan. The Plan will remain in effect until Awards have been granted covering all the available Shares or the Plan is otherwise terminated by the Board.
Termination of the Plan will not affect outstanding Awards.

                  4.2  Shares Subject to the Plan.

                  4.2.1 General. The shares which may be made subject to Awards under the Plan are Shares, which may be either authorized and unissued Shares or reacquired Shares. No fractional Shares may be issued under the Plan.


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                  4.2.2 Maximum  Number of Shares.  The maximum number of Shares for which Awards may be granted under the Plan is 3,000,000 Shares, subject to adjustment pursuant to Article 13 of the Plan; provided that the maximum number of Shares issuable under the Plan may not exceed the number permitted by the
regulations,   guidelines  or  policies  of  any  regulatory   authority  having
jurisdiction over the issuance of Shares pursuant to the Plan.

                  4.2.3 Availability of Shares for Future Awards. If an Award under the Plan is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is settled in cash in lieu of Shares or is exchanged for other Awards, all Shares covered by such Awards will be made available for future Awards under the Plan. Furthermore, any Shares covered by a Stock Appreciation Right which are not issued upon exercise will become available for future Awards.

                                    ARTICLE 5
                                   ELIGIBILITY

                  Officers and other key employees of Corporation and its Subsidiaries (who may also be directors of Corporation or a Subsidiary), Consultants, and Nonemployee Directors who, in the Board's judgment, are or will be contributors to the long-term success of Corporation shall be eligible to receive Awards under the Plan.

                                    ARTICLE 6
                                     AWARDS

                  6.1 Types of Awards. The types of Awards that may be granted under the Plan are:

                  (a)  Options governed by Article  of the Plan;

                  (b)  Stock  Appreciation  Rights  governed  by  Article of the
         Plan;

                  (c)  Restricted Units governed by Article  of the Plan;

                  (d)  Performance Awards governed by Article  of the Plan; and

                  (e) Other Stock-Based Awards or combination Awards governed by Article of the Plan.

In the discretion of the Board, any Award may be granted alone, in addition to, or in tandem with other Awards under the Plan.

                  6.2 General. Subject to the limitations of the Plan, the Board may cause Corporation to grant Awards to such Participants, at such times, of such types, in such amounts, for such periods, with such option prices, purchase prices, or base prices, and subject to such terms, conditions, limitations, and restrictions as the Board, in its discretion, deems appropriate; provided that all Awards granted under the Plan are subject to approval by any regulatory


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authority  having  jurisdiction  over such  grants.  Awards  may be  granted  as additional compensation to a Participant or in lieu of other compensation to such Participant. A Participant may receive more than one Award and more than one type of Award under the Plan, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

                  6.3 Nonuniform Determinations. The Board's determinations under the Plan or under one or more Award Agreements, including, without limitation, the selection of Participants to receive Awards, the type, form, amount, and timing of Awards, the terms of specific Award Agreements, and elections and determinations made by the Board with respect to exercise or payments of Awards, need not be uniform and may be made by the Board selectively among Participants and Awards, whether or not Participants are similarly situated.

                  6.4 Award Agreements. Each Award will be evidenced by a written Award Agreement between Corporation and the Participant. Award Agreements, or the form thereof, must be approved by the Board and may, subject to the provisions of the Plan, contain any provision approved by the Board, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

                  6.5 Provisions Governing All Awards. All Awards will be subject to the following provisions:

                  (a) Alternative Awards. If any Awards are designated in their Award Agreements as alternative to each other, the exercise of all or part of one Award automatically will cause an immediate equal (or pro rata) corresponding termination of the other alternative Award or Awards.

                  (b) Rights as Shareholders. No Participant will have any rights of a shareholder with respect to Shares subject to an Award until such Shares are issued in the name of the Participant.

                  (c) Employment Rights. Neither the adoption of the Plan nor the granting of any Award will confer on any person the right to continued employment with Corporation or any Subsidiary or the right to remain as a director of or a consultant to Corporation or any Subsidiary, as the case may be, and will not interfere in any way with the right of Corporation or a Subsidiary to terminate such person's employment or to remove such person as a Consultant or as a director at any time for any reason or for no reason, with or without cause.

                  (d) Termination Of Employment. The terms and conditions under which an Award may be exercised, if at all, after a Participant's termination of employment or service as a Nonemployee Director or Consultant will be determined by the Board and specified in the applicable Award Agreement, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.


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                  (e) Change in  Control.  The  Board,  in its  discretion,  may provide in any Award Agreement that in the event of a change in control of Corporation (as the Board may define such term in the Award Agreement), as of the date of such change in control:

                           (i) All, or a specified  portion of, Awards requiring
                  exercise  will  become  fully  and  immediately   exercisable,
                  notwithstanding any other limitations on exercise;

                           (ii) All, or a specified  portion of, Awards  subject
                  to Restrictions will become fully Vested; and

                           (iii) All, or a specified  portion of, Awards subject
                  to Performance Goals will be deemed to have been fully earned.

         The Board, in its discretion, may include change in control provisions in some Award Agreements and not in others, may include different change in control provisions in different Award Agreements, and may include change in control provisions for some Awards or some Participants and not for others.

                  (f) Reporting Persons. Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of the Plan to Participants who are Reporting Persons without so restricting, limiting or conditioning the Plan with respect to other Participants.

                  (g) Service Periods. At the time of granting Awards, the Board may specify, by resolution or in the Award Agreement, the period or periods of service performed or to be performed by the Participant in connection with the grant of the Award.

                  (h) Nontransferability. Each Award shall not be transferable or assignable otherwise than by will or the laws of descent and distribution and shall be exercisable (if exercise is required) during the lifetime of the Participant, only by the Participant or, in the event the Participant becomes legally incompetent, by the Participant's guardian or legal representative.

                                    ARTICLE 7
                                     OPTIONS

                  7.1 Types of Options. Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Options. The grant of each Option and the Award Agreement governing each Option will identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax-favored forms of stock options other than or in addition to Incentive Stock Options, the Board may grant Options under the Plan meeting the requirements of such forms of options.

                  7.2 General. Options will be subject to the terms and conditions set forth in Article of the Plan and this Article and may contain such additional terms and conditions,


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not  inconsistent  with the express  provisions  of the Plan, as the Board deems desirable, subject to approval by any regulatory authority having jurisdiction over Awards granted under the Plan.

                  7.3 Option Price. Each Award Agreement for Options will state the option exercise price per Share of Common Stock purchasable under the Option, which will not be less than:

                  (a) 75 percent of the Fair Market Value of a Share on the date of grant for all Nonqualified Options; or

                  (b) 100 percent of the Fair Market Value of a Share on the date of grant for all Incentive Stock Options;

provided that at no time shall the option exercise price of an Option at the date of grant be greater or less than that permitted under the regulations, guidelines or policies of any regulatory authority having jurisdiction over Awards granted under the Plan.

                  7.4 Option Term. The Award Agreement for each Option will specify the term during which the Option may be exercised, as determined by the Board, subject to approval by any regulatory authority having jurisdiction over Awards granted under the Plan.

                  7.5 Time of Exercise. The Award Agreement for each Option will specify, as determined by the Board:

                  (a) The time or times when the Option will become exercisable and whether the Option will become exercisable in full or in graduated amounts over a period specified in the Award Agreement;

                  (b) Such other terms, conditions, and restrictions as to when the Option may be exercised as are determined by the Board; and

                  (c) The extent, if any, to which the Option will remain exercisable after the Participant ceases to be an employee, Consultant or Nonemployee Director of Corporation or a Subsidiary;

in  each  case,   subject  to  approval  by  any  regulatory   authority  having
jurisdiction over Awards granted under the Plan. An Award Agreement for an Option may, in the discretion of the Board, provide whether, and to what extent, the Option will become immediately and fully exercisable (i) in the event of the death, Disability, or Retirement of the Participant, or (ii) upon the occurrence of a change in control of Corporation.

                  7.6 Method of Exercise. The Award Agreement for each Option will specify the method or methods of payment acceptable upon exercise of an Option. An Award Agreement may provide that the option price is payable in full in cash or, at the discretion of the Board, by delivery (in a form approved by the Board) of an irrevocable direction to a securities broker acceptable to the Board (i) to sell Shares subject to the Option and to deliver all or a part of the


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sales  proceeds to  Corporation  in payment of all or a part of the option price and withholding taxes due, or (ii) to pledge Shares subject to the Option to the broker as security for a loan and to deliver all or a part of the loan proceeds to Corporation in payment of all or a part of the option price and withholding taxes due.

                  7.7 Special Rules for Incentive Stock Options. In the case of an Option designated as an Incentive Stock Option, the terms of the Option and the Award Agreement shall be in conformance with the statutory and regulatory requirements specified in Section 422 of the Code, as in effect on the date such ISO is granted. ISOs may not be granted under the Plan after December 9, 2006, unless the ten-year limitation of Section 422(b)(2) of the Code is removed or extended.

                                    ARTICLE 8
                            STOCK APPRECIATION RIGHTS

                  8.1 General. Stock Appreciation Rights will be subject to the terms and conditions set forth in Article of the Plan and this Article and may contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Board deems desirable, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

                  8.2 Nature of Stock Appreciation Right. A Stock Appreciation Right (or SAR) is an Award entitling a Participant to receive an amount equal to the excess (or if the Board determines at the time of grant, a portion of the excess) of the Fair Market Value of a Share on the date of exercise of the SAR over the base price, as described below, on the date of grant of the SAR, multiplied by the number of Shares with respect to which the SAR is exercised. The base price will be designated by the Board in the Award Agreement for the SAR and may be the Fair Market Value of a Share on the grant date of the SAR or such other higher or lower price as the Board determines.

                  8.3 Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Board. The Board may also provide that a SAR will be automatically exercised on one or more specified dates or upon the satisfaction of one or more specified conditions.

                  8.4 Form of Payment. Payment upon exercise of a Stock Appreciation Right may be made in cash, in installments, in Shares, or in any other form or combination of such methods as the Board shall determine.

                                    ARTICLE 9
                                RESTRICTED UNITS

                  9.1 Nature of Restricted Units. A Restricted Unit is an Award of stock units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Board deems appropriate, and may include a requirement that the Participant forfeit such Restricted Units upon termination of Participant's employment (or service


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as a  Consultant  or  Nonemployee  Director)  for  specified  reasons  within  a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Units.

                  9.2 General. Restricted Units will be subject to the terms and conditions of Article of the Plan and this Article and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Board deems desirable, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

                  9.3 Restriction Period. Restricted Units will provide that such Awards, and the Shares subject to such Awards, may not be transferred, and may provide that, in order for a Participant to Vest in such Awards, the Participant must remain in the employment (or remain as a Consultant or Nonemployee Director) of Corporation or its Subsidiaries, subject to relief for reasons specified in the Award Agreement, for a period commencing on the date of grant of the Award and ending on such later date or dates as the Board may designate at the time of the Award (the "Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of Shares underlying Restricted Units. The Board, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of Restrictions during the Restriction Period where the Restrictions lapse in installments) the Participant will be entitled to settlement of the Restricted Units or portion thereof, as the case may be. Although Restricted Units usually will Vest based on continued employment (or continued service as a Consultant or Nonemployee Director) and Performance Awards under Article of the Plan will usually Vest based on attainment of Performance Goals, the Board, in its discretion, may condition Vesting of Restricted Units on attainment of Performance Goals as well as continued employment (or continued service as a Consultant or Nonemployee Director). In such case, the Restriction Period for such Restricted Units will include the period prior to satisfaction of the Performance Goals.

                  9.4 Forfeiture. If a Participant ceases to be an employee (or Consultant or Nonemployee Director) of Corporation or a Subsidiary during the Restriction Period for any reason other than reasons which may be specified in an Award Agreement (such as death, Disability, or Retirement) the Award Agreement may require that all non-Vested Restricted Units previously granted to the Participant be forfeited and returned to Corporation.

                  9.5 Settlement of Vested Restricted Units. Upon Vesting of an Award (or portion thereof) of Restricted Units, a Participant will be entitled to receive payment for Restricted Units in an amount equal to the aggregate Fair Market Value of the number of Shares covered by such Restricted Units at the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit will be made as soon as practicable following the conclusion of the applicable Restriction Period in cash, in installments, in Shares equal to the number of Restricted Units, or in any other form or combination of such methods as the Board, in its sole discretion, determines.



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                                   ARTICLE 10
                               PERFORMANCE AWARDS

                  10.1 General. Performance Awards will be subject to the terms and conditions set forth in Article of the Plan and this Article and may contain such other terms and conditions not inconsistent with the express provisions of the Plan, as the Board deems desirable, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

                  10.2 Nature of Performance Awards. A Performance Award is an Award of stock units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Board deems appropriate, including, without limitation, the requirement that the Participant forfeit such Performance Award or a portion of such Award in the event specified Performance Goals are not met within a designated Performance Cycle.

                  10.3 Performance Cycles. For each Performance Award, the Board will designate a performance period (the "Performance Cycle") with a duration to be determined by the Board in its discretion within which specified Performance Goals are to be attained. There may be several Performance Cycles in existence at any one time and the duration of Performance Cycles for specific Awards may differ from each other.

                  10.4 Performance Goals. For each Performance Award, the Board will establish Performance Goals on the basis of such criteria and to accomplish such objectives as the Board may from time to time select. Performance Goals may be based on performance criteria for Corporation, a Subsidiary, or an operating group or division, or based on a Participant's individual performance. Performance Goals may include objective and subjective criteria. During any Performance Cycle, the Board may adjust the Performance Goals for such Performance Cycle as it deems equitable in recognition of unusual or nonrecurring events affecting Corporation, changes in applicable tax laws or accounting principles, or such other factors as the Board may determine.

                  10.5 Determination of Vested Awards. As soon as practicable after the end of a Performance Cycle, the Board will determine the extent to which Performance Awards have been earned on the basis of performance in relation to the established Performance Goals.

                  10.6 Timing and Form of Payment. Settlement of earned Performance Awards will be made to the Participant as soon as practicable after the expiration of the Performance Cycle and the Board's determination under Section , in the form of cash, installments, or Shares, or in any form or combination of such methods as the Board determines.

                                   ARTICLE 11
                    OTHER STOCK-BASED AND COMBINATION AWARDS

                  11.1  Other  Stock-Based  Awards.  The Board  may grant  other
Awards under the Plan pursuant to which Shares are or may in the future be acquired, or Awards denominated in


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


or measured by Share equivalent units, including Awards valued using measures other than the market value of Shares. Such Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, any other type of Award granted under the Plan.

                  11.2 Combination Awards. The Board may also grant Awards under the Plan in tandem or combination with other Awards or in exchange of Awards, or in tandem or combination with, or as alternatives to, grants or rights under any other employee plan of Corporation, including the plan of any acquired entity. No action authorized by this section will reduce the amount of any existing benefits or change the terms and conditions thereof without the Participant's consent.

                                   ARTICLE 12
                               DEFERRAL ELECTIONS

                  The Board may permit a Participant to elect to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, earn-out, or Vesting of an Award made under the Plan. If any such election is permitted, the Board will establish rules and procedures for such payment deferrals, including, but not limited to, payment or crediting of a growth factor on such deferred amounts credited in cash.

                                   ARTICLE 13
                ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

                  13.1 Plan Does Not Restrict Corporation. The existence of the Plan and the Awards granted under the Plan will not affect or restrict in any way the right or power of the Board or the shareholders of Corporation to make or authorize any adjustment, recapitalization, reorganization, or other change in Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Corporation's capital stock or the rights thereof, the dissolution or liquidation of Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

                  13.2 Adjustments by the Board. In the event of any change in capitalization affecting the Shares of Corporation, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Shares, such proportionate adjustments as the Board, in its sole discretion, deems appropriate to reflect such change, will be made with respect to the aggregate number of Shares for which Awards in respect thereof may be granted under the Plan, the maximum number of Shares which may be sold or awarded to any Participant, the number of Shares covered by each outstanding Award, and the price per Share in respect of outstanding Awards. The Board may also make such adjustments in the number of Shares covered by, and price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends), of Corporation assets to shareholders.


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                                   ARTICLE 14
                            AMENDMENT AND TERMINATION

                  Without further approval of Corporation's shareholders, the Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable; provided that the Board may not, without approval of the shareholders, make any amendment that would materially increase the aggregate number of Shares that may be issued under the Plan (except for adjustments pursuant to Article 13 of the Plan); and provided further that any amendment of the Plan shall be subject to approval, to the extent required, by any regulatory authority having jurisdiction over the Plan.

                                   ARTICLE 15
                                  MISCELLANEOUS

                  15.1  Tax Withholding.

                  15.1.1 General. Corporation will have the right to deduct from any settlement of any Award under the Plan, including the delivery or vesting of Shares, any taxes of any kind required by the laws of any Canadian or U.S. jurisdiction to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of Corporation to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan may be required to make arrangements satisfactory to Corporation for the satisfaction of any such withholding tax obligations, whether or not such recipient is an employee of Corporation or a Subsidiary on the date of such settlement. Corporation will not be required to make any such payment or distribution under the Plan until such obligations are satisfied.

                  15.1.2 Stock Withholding. The Board, in its sole discretion, may permit a Participant to satisfy all or a part of the withholding tax obligations incident to the settlement of an Award involving payment or delivery of Shares to the Participant by having Corporation withhold a portion of the Shares that would otherwise be issuable to the Participant. Such Shares will be valued based on their Fair Market Value on the date the tax withholding is required to be made.

                  15.2 Unfunded Plan. The Plan will be unfunded and Corporation shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of Corporation to any person with respect to any Award under the Plan will be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of Corporation.

                  15.3 Payments to Trust. The Board is authorized to cause to be established a trust agreement or several trust agreements whereunder the Board may make payments of amounts due or to become due to Participants in the Plan. However, the Board has no obligation to establish such a trust or fund.


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


                  15.4 Annulment of Awards. Any Award Agreement may provide that the grant of an Award payable in cash is provisional until cash is paid in settlement of such Award or that the grant of an Award payable in Shares is provisional until the Participant becomes entitled to the stock certificate in settlement of such Award. In the event the employment (or service as a Consultant or Nonemployee Director) of a Participant is terminated for cause (as defined below), any Award that is provisional will be annulled as of the date of such termination for cause. For the purpose of this Section 15.4, the term "for cause" will have the meaning set forth in the Participant's employment agreement, if any, or otherwise means any discharge (or removal) for material or flagrant violation of the policies and procedures of Corporation or for other job performance or conduct that is materially detrimental to the best interests of Corporation, as determined by the Board.

                  15.5 Engaging in Competition With Corporation. Any Award Agreement may provide that, if a Participant terminates employment with Corporation or a Subsidiary for any reason whatsoever, and within 18 months after the date of such termination accepts employment with any competitor of (or otherwise engages in competition with) Corporation, the Board, in its sole discretion, may require such Participant to return to Corporation the economic value of any Award that is realized or obtained (measured at the date of exercise, Vesting, or payment) by such Participant at any time during the period beginning on the date that is six months prior to the date of such Participant's termination of employment with Corporation.

                  15.6 Other  Corporation  Benefit  and  Compensation  Programs.
Payments and other benefits received by a Participant under an Award made pursuant to the Plan will not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and will not be included in, or have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements, or except where the Board expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards, or payments under any other Corporation or Subsidiary plans, arrangements, or programs. The Plan notwithstanding, Corporation or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees and directors for their service with Corporation and its Subsidiaries.

                  15.7 Securities Law Restrictions. No Shares will be issued under the Plan unless counsel for Corporation is satisfied that such issuance will be in compliance with the applicable securities laws of any Canadian or U.S. jurisdiction. Certificates for Shares delivered under the Plan may be subject to such stop-transfer orders and other restrictions as the Board deems advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, the Alberta or British Columbia Securities Commissions, any stock exchange upon which the Shares are then listed, and any applicable securities law. The Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.


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



                  15.8 Governing Law. Except with respect to references to the Code or applicable securities laws, the Plan and all actions taken thereunder will be governed by and construed in accordance with the laws of the State of Oregon.

                                   ARTICLE 16
                              SHAREHOLDER APPROVAL

                  The adoption of the Plan, as amended and restated effective October 15, 1997, and any grant of Awards under the Plan are expressly subject to the approval of the Plan by the shareholders at the 1997 annual meeting of Corporation's shareholders. In the event that such shareholder approval is received, no additional stock options will be granted thereafter under the Stock Option Plan and such plan will immediately terminate; provided that such termination will have no effect on any options previously granted thereunder.

                                   ARTICLE 17
                                 OTHER APPROVALS

                  For so long as the Shares are listed on The Alberta Stock Exchange, the Plan is subject to approval by such Exchange and compliance with all conditions imposed by such Exchange from time to time with respect to the granting and administration of Awards under the Plan.


                                     - 16 -